EXCHANGE AGREEMENT


         This Exchange Agreement (this "Agreement") is entered into as of the 11th day of November, 1999, to be effective as of the 1st day of November, 1999 (the "Effective Date"), and is by and among MB Software Corporation, a Colorado corporation ("MB"), and Consolidated National Corp. and Scott A. Haire (collectively, the "Debtholders").

                              W I T N E S S E T H:

         WHEREAS, MB owes the Debtholders an aggregate of $1,250,000 as of the Effective Date (the "Debt"); and

         WHEREAS,  MB has  contributed  all of the  stock  of its  wholly  owned subsidiary, MB Software Solutions, Inc. ("MBSSI") to MedEWay.com, Inc. ("MedEWay"), in exchange for 552,900 validly issued, duly authorized, fully paid, and non-assessable shares of common stock, $.001 par value per share, of MedEWay (the "MedEWay Shares"); and

         WHEREAS, the parties hereto wish to evidence their agreement pursuant to which, among other things, the Debtholders will purchase the MedEWay Shares in exchange for the Debt and cash, all upon the terms set forth herein; and

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I
                                    EXCHANGE

     1.1 Exchange. Effective as of the Effective Date, MB shall assign, transfer and convey to the Debtholders, and the Debtholders shall purchase, free and clear of all liens, pledges, security interests, restrictions, claims, charges and other encumbrances, the MedEWay Shares.

     1.2 Payment. As consideration for the MedEWay Shares to be sold hereunder, the Debtholders shall (i) pay to MB an amount equal to $250,000 (the "Cash") and
(ii) contribute the Debt to MB. Additionally, concurrently with the closing of the transactions contemplated herein, MedEWay shall issue to MB a warrant to purchase 5% of the outstanding common stock of MedEWay at a purchase price equal to $.001 per share (the "Warrant"), with the Warrant being exercisable only upon the initial public offering or sale of MedEWay.

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                                   ARTICLE II
                         REPRESENTATIONS AND WARRANTIES

     2.1 Representations and Warranties of MB. MB hereby represents and warrants to the Debtholders as follows:

          (a) Incorporation. Each of MB, MBSSI and MedEWay is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation. MB has all requisite corporate power and authority to execute and deliver this Agreement and to carry out the transactions contemplated hereby.

          (b) Capitalization. The authorized capital stock of MedEWay consists of 40,000,000 shares of common stock, $.001 par value per share, of which 552,900 shares are issued and outstanding and 100,000 shares of Preferred Stock, $.001 par value per share, of which no shares are issued and outstanding. All of the issued and outstanding MedEWay Shares have been duly authorized and validly issued, are fully paid and nonassessable and are owned by MB.

          (c) Execution, Delivery, Binding Effect. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by the board of directors of MB. This Agreement is a valid and binding obligation of MB enforceable against it in accordance with its terms, except as may be limited by applicable bankruptcy and similar laws and general principles of equity.

          (d) MedEWay Shares. The MedEWay Shares are being transferred to the Debtholders free and clear of all liens, pledges, security interests, restrictions, claims, charges and other encumbrances.

     2.2 Representations and Warranties of Debtholders. The Debtholders hereby represent and warrant to MB that this Agreement is a valid and binding obligation of the Debtholders enforceable against the Debtholders in accordance with its terms, except as may be limited by applicable bankruptcy and similar laws and general principles of equity.


                                   ARTICLE III
                                     CLOSING

     3.1 Closing. At the closing of the transactions contemplated herein, the Debtholders shall deliver to MB (i) the Cash, in immediately available funds, and (ii) all written evidences of the Debt, marked "canceled", MB shall deliver to the Debtholders certificates representing the MedEWay Shares, properly registered and issued in the names of the Debtholders as directed by the Debtholders, and MedEWay shall deliver to MB the Warrant.

                                     ARTICLE  IV
                                 INDEMNIFICATION

     4.1 Indemnification by MB. MB will indemnify the Debtholders for any loss, liability, claims, damages, expenses, including reasonable attorneys fees ("Damages"), suffered by the Debtholders as a result of any breach by MB of any of its representations and warranties or covenants hereunder.

     4.2 Indemnification by Debtholders. The Debtholders shall indemnify MB for any Damages suffered by MB as a result of any breach by the Debtholders of any of the Debtholders' representations and warranties or covenants hereunder.

     4.3 Indemnification Procedures. Any party claiming indemnification hereunder shall give written notice thereof to the party against whom indemnification is sought. If such claim involves a third party claim, such notice shall be given timely in order to allow the indemnifying party the opportunity to participate in the defense of such claim, to the extent such party wishes; provided, however, that no failure of an indemnified party to give such notice timely shall relieve the indemnifying party of any obligation hereunder except to the extent, if any, that such failure materially prejudices the ability of the indemnifying party to defend such third-party claim.


                                    ARTICLE V
                              MISCELLANEOUS MATTERS

     5.1 Notices. All notices, requests, demands, payments and other communications under this Agreement shall be in writing and shall be duly given if delivered personally to the person to whom it is authorized to be given, or it is sent by mail or overnight courier service or similar service at such person's address set forth below, or at such other address as such person may from time to time specify by written notice pursuant to this Section VI. Any such notice shall be deemed to be given as of the date so delivered, if delivered personally, or upon confirmation of the telecopy, or as of the date the same was deposited in the United States mail, or delivered to an overnight courier service, in each case with all applicable charges prepaid, addressed as set forth below.

                  If to MB:  2225 East Randol Mill Road
                             Suite 305
                             Arlington, Texas 76011
                             Attn: Scott Haire

     If to the Debtholders:  2225 East Randol Mill Road
                             Suite 305
                             Arlington, Texas 76011
                             Attn: Scott Haire

     5.2 Binding Agreement. This Agreement shall be binding upon and shall inure to the benefit of MB, its successors and assigns, and to the Debtholders and their heirs, personal representatives, successors and assigns.

     5.3  Expenses.  The  Debtholders  shall  reimburse  MB for up to $20,000 of
expenses  for   professional   fees  incurred  by  MB  in  connection  with  the
transactions contemplated by this Agreement.

     5.4 Interim Operations. It is anticipated that MedEWay and MBSSI will use facilities and other resources of MB during a transition period. MedEWay and MBSSI shall reimburse MB for the actual costs of such facilities and other resources used by them.

     5.5 Entire Agreement. This Agreement constitutes the entire agreement between MB and the Debtholders relating to the subject matter hereof; there are no terms other than those contained herein and therein and this Agreement may not be modified or amended except in a writing signed by the parties hereto.

     5.6 Governing Law. This Agreement shall be governed by and construed in accordance with the internal substantive laws of the State of Texas, without giving effect to principles of conflicts of law thereof.

     5.7 Counterparts. This Agreement may be executed in counterparts and by each party hereto on separate counterparts, each of which shall be deemed an original, but which together shall constitute one and the same agreement.

     IN WITNESS WHEREOF, the parties have executed this Agreement to be effective as of the Effective Date set forth above.

                                         MB SOFTWARE CORPORATION, INC.


                                         By:      ______________________________
                                         Its:     ______________________________


                                         CONSOLIDATED NATIONAL CORP.


                                         By:      ______________________________
                                         Its:     ______________________________


                                                  ------------------------------
                                                  SCOTT A. HAIRE